UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No. )

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United Parcel Service, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED PARCEL SERVICE, INC. INVESTOR RELATIONS B1F7 55 GLENLAKE PARKWAY, N.E. ATLANTA, GA 30328	Your Vote Counts!

UNITED PARCEL SERVICE, INC.

2021 Annual Meeting
Vote by May 12, 2021 11:59 PM ET. For shares held
in the UPS Stock Fund in the UPS 401(k) Savings Plan, vote by
May 10, 2021 11:59 PM ET.

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You invested in UNITED PARCEL SERVICE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on May 13, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 13, 2021 8:00 a.m. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/UPS2021

*	Many shareowner meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect 13 directors nominated by the board of directors to serve until the 2022 annual meeting of shareowners or their earlier resignation, removal or retirement.
Nominees:
1a.	Carol B. Tomé	For
1b.	Rodney C. Adkins	For
1c.	Eva C. Boratto	For
1d.	Michael J. Burns	For
1e.	Wayne M. Hewett	For
1f.	Angela Hwang	For
1g.	Kate E. Johnson	For
1h.	William R. Johnson	For
1i.	Ann M. Livermore	For
1j.	Franck J. Moison	For
1k.	Christiana Smith Shi	For
1l.	Russell Stokes	For
1m.	Kevin Warsh	For
2.	To approve on an advisory basis a resolution on UPS executive compensation.	For
3.	To approve the 2021 UPS Omnibus Incentive Compensation Plan.	For
4.	To ratify the appointment of Deloitte & Touche LLP as UPS’s independent registered public accounting firm for the year ending December 31, 2021.	For
5.	To prepare an annual report on UPS’s lobbying activities.	Against
6.	To reduce the voting power of UPS class A stock from 10 votes per share to one vote per share.	Against
7.	To prepare a report on reducing UPS’s total contribution to climate change.	Against
8.	To transition UPS to a public benefit corporation.	Against
9.	To prepare a report assessing UPS’s diversity and inclusion efforts.	Against
In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

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